UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 29, 2023

CHS Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-36079

Minnesota				41-0251095
(State or other jurisdiction of incorporation or organization)				(I.R.S. Employer Identification Number)
5500 Cenex Drive
	Inver Grove Heights,	Minnesota	55077
(Address of principal executive offices, including zip code)
	(651)	355-6000
(Registrant's telephone number, including area code)
  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
8% Cumulative Redeemable Preferred Stock	CHSCP	The Nasdaq Stock Market LLC
Class B Cumulative Redeemable Preferred Stock, Series 1	CHSCO	The Nasdaq Stock Market LLC
Class B Reset Rate Cumulative Redeemable Preferred Stock, Series 2	CHSCN	The Nasdaq Stock Market LLC
Class B Reset Rate Cumulative Redeemable Preferred Stock, Series 3	CHSCM	The Nasdaq Stock Market LLC
Class B Cumulative Redeemable Preferred Stock, Series 4	CHSCL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On August 29, 2023, CHS Inc. (the “Company”) entered into a Thirteenth Amendment (the “Receivables Purchase Agreement Amendment”), by and among Cofina Funding, LLC (“Cofina Funding”), an indirect subsidiary of the Company, as seller, the Company, as servicer, and, solely with respect to Section 7 of the Receivables Purchase Agreement Amendment, as the performance guarantor, Santander Bank, National Association (“SBNA”), as an exiting committed purchaser and an exiting purchaser agent, Banco Santander S.A., New York Branch (“BSNY”), as a new committed purchaser and a new purchaser agent, each of the other conduit purchasers, committed purchasers and purchaser agents set forth on the signature pages thereto and MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch), as administrative agent (“MUFG”), to that certain Amended and Restated Receivables Purchase Agreement, dated as of July 18, 2017, by and among Cofina Funding, the Company, the purchasers and the purchaser agents party thereto and MUFG (as previously amended, the “Receivables Purchase Agreement”). The Receivables Purchase Agreement Amendment provides for a Specified Purchase Termination Date (as defined in the Receivables Purchase Agreement), the extension of the Purchase Termination Date (as defined in the Receivables Purchase Agreement), SBNA’s exit of the Receivables Purchase Agreement and other Transaction Documents (as defined in the Receivables Purchase Agreement) as a Committed Purchaser (as defined in the Receivables Purchase Agreement) and a Purchaser Agent (as defined in the Receivables Purchase Agreement), and BSNY’s joinder to the Receivables Purchase Agreement and other Transaction Documents as a Committed Purchaser (as defined in the Receivables Purchase Agreement) and a Purchaser Agent (as defined in the Receivables Purchase Agreement).

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the information set forth in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHS Inc.

Date: August 29, 2023	By:	/s/ Olivia Nelligan
Olivia Nelligan
Executive Vice President, Chief Financial Officer and Chief Strategy Officer